                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               December 31, 1999


                      THE FIRST NATIONAL BANK OF ATLANTA
                      ----------------------------------
            (Exact name of Registrant as specified in its charter)

             (Originator of the Wachovia Credit Card Master Trust)


United States                     33-95714                       22-2716130
United States                    33-99442-01                     22-2716130
-------------                    ------------                -------------------
 (State or other                 (Commission                   (I.R.S. Employer
 Jurisdiction of                 File Number)                Identification No.)
 Incorporation)


                                 77 Read's Way
                         New Castle Corporate Commons
                          New Castle, Delaware 19720
                   (Address of principal executive offices)

    Registrant's telephone number, including area code:     (302) 323-2359




                        Exhibit Index appears on Page 4

Item 5. Other Events
     The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

                (c)   Exhibits
                28.1  Series 1995-1 Monthly Servicing Certificate - December 31, 1999
                28.2  Monthly Series 1995-1 Certificateholders' Statement - December 31, 1999
                28.3  Series 1999-1 Monthly Servicing Certificate - December 31, 1999
                28.4  Monthly Series 1999-1 Certificateholders' Statement - December 31, 1999
                28.5  Series 1999-2 Monthly Servicing Certificate - December 31, 1999
                28.6  Monthly Series 1999-2 Certificateholders' Statement - December 31, 1999

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      THE FIRST NATIONAL BANK OF ATLANTA
                      ----------------------------------
                                 (Registrant)
             (Originator of the Wachovia Credit Card Master Trust)



     Dated: January 24, 1999                           By:  Donald K. Truslow
                                                       Title: Comptroller

                               INDEX TO EXHIBITS

                                                                                                 SEQUENTIALLY
Exhibit                                                                                           NUMBERED
Number                      EXHIBIT                                                                PAGES
-------                     -------                                                                -----
28.1                Series 1995-1 Monthly Servicing Certificate - December 31, 1999                  1-7
28.2                Monthly Series 1995-1 Certificateholders' Statement - December 31, 1999         1-10
28.3                Series 1999-1 Monthly Servicing Certificate - December 31, 1999                  1-7
28.4                Monthly Series 1999-1 Certificateholders' Statement - December 31, 1999         1-10
28.5                Series 1999-2 Monthly Servicing Certificate - December 31, 1999                  1-7
28.6                Monthly Series 1999-2 Certificateholders' Statement - December 31, 1999         1-10